Corporate Presentation

November 2022

Nasdaq: IMNN

Safe Harbor Statement

This presentation and any statements made during any presentation or meeting contain forward-looking statements related to Imunon, Inc. ("Imunon") under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These statements may be identified by the use of forward-looking words such as "anticipate," "planned," "believe," "forecast," "expected," and "intend," among others. There are many factors that could cause actual events to differ materially from those indicated by such forward-looking statements. Such factors include, among other things, unforeseen changes in the course of research and development activities and in clinical trials; possible changes in cost, timing and progress of development, preclinical studies, regulatory submissions; Imunon's ability to obtain and maintain regulatory approval of any of its product candidates; possible changes in capital structure, future working capital needs and other financial items; changes in approaches to medical treatment; introduction of new products by others; success or failure of our current or future collaboration arrangements, possible acquisitions of other technologies, assets, or businesses; the ability to obtain additional funds for operations; the ability to obtain and maintain intellectual property protection for technologies and product candidates and the ability to operate the business without infringing the intellectual property rights of others; the reliance on third parties to conduct preclinical studies or clinical trials; the rate and degree of market acceptance of any approved product candidates; possible actions by customers, suppliers, potential strategic partners, competitors, and regulatory authorities; compliance with listing standards of The Nasdaq Capital Market; and those risks listed under "Risk Factors" as set forth in Imunon's most recent periodic reports filed with the Securities and Exchange Commission, including Imunon's Form 10-K for the year ended December 31, 2021.

While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Imunon does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances except as required by law.

Developing new medicines that harness the building blocks of life to work in harmony with the body's immune system

- Leveraging **innovative plasmid DNA platform** with proprietary synthetic delivery systems and multiple potential indications
- Initial clinical focus is on **immuno-oncology** and **infectious diseases**
- Development of the PLACCINE modality in prophylactic vaccines, with **strong evidence of immunogenicity and durability of protection in a SARS-CoV-2 proof-of-concept model**
- Phase II trial underway with GEN-1 (**IL-12 immunotherapy**) **for the localized treatment of advanced ovarian cancer**; Fast Track and Orphan designations received; plans for combination studies to address a multibillion-dollar market
- Focus on **continued platform innovation** and discovery
- **Strong balance sheet** supports strategy into 2025 and robust news flow of value-creating activities in pursuit of building a **fully integrated** biotech company

Experienced Management Team



Corinne Le Goff, PharmD
MBA President, CEO and Director

moderna
AMGEN
Roche
sanofi
MERCK
Pfizer



Nicholas Borys, MD
Executive Vice President and Chief Medical Officer

Progenics Pharmaceuticals
CytoGen
Anthera Pharmaceuticals, Inc.
Amersham
Roche



Khursheed Anwer, PhD
MBA Executive Vice President and Chief Scientific Officer

valentis
GENEMEDICINE



Jeffrey W. Church
Executive Vice President, CFO & Corporate Secretary

ALBA Therapeutics
novavax
GENVEC
Meridian Medical Technologies



Anthony Recupero, PhD
Vice President Business Development

ADARE Pharmaceuticals
APTALIS
EURAND
MaxCyte
GENE LOGIC

IMUNON Next Generation DNA Plasmid Technology Platform

Proprietary Synthetic Delivery System (No Virus, No Device)

Vaccine Modality: PLACCINE

- DNA Plasmid vectors engineered for next generation vaccine technology
- Designed for multiple antigens/epitopes with co-expression of immunomodulators

Self-assembling Synthetic Nanocarriers



SARS-CoV-2

Multivalent Vaccine for COVID-19

Preclinical Development Stage

Gene Therapy Modality: TheraPlas

- Delivers DNA Plasmids Coding for Therapeutic Proteins
- Multiple development programs on-going

Synthetic Polymeric Nanoparticle Cholesterol conjugated



GEN-1 Immunotherapy

Localized Interleukin-12 Immunotherapy

Phase II Evaluation in Advanced Ovarian Caner

Orphan Drug Designation: U.S. and EU

Fast Track Designation

IMUNON's Pipeline of DNA-based Transformative Medicines

Platform	Program	Indication(s)	Discovery	IND enabling	Phase 1	Phase 2
TheraPlas	**IL-12 (OVATION)** Intraperitoneal (IP)	Advanced Ovarian, Fallopian Tube or Primary Peritoneal Cancer	GEN-1			
	IL-12 IP in combination with **bevacizumab**	Advanced Ovarian, Fallopian Tube or Primary Peritoneal Cancer	GEN-1			
PLACCINE	**Multicistronic SARS-Cov2.** Proof-of-Concept	COVID-19 Booster	PL-COV			
	Prophylactic Vaccine	Infectious Disease target	PL-X			
	Therapeutic Vaccine	Cancer target	PL-Z			

PLACCINE SARS-CoV-2 PROOF OF CONCEPT

PROPHYLACTIC VACCINES PROGRAM



More than 80 Pathogenic Viruses Discovered since 1980

Less than 4% have a vaccine commercially available



Novel Viruses Discovered
(1980 - 2019)
Viruses Discovered per Year
0
1
2
3
4
5
6
7
8
9
10
HIV 1
HPV 16
Hepatitis C
Hendra
H5N1
Nipah
hMPV
SARS-CoV
HRV-C
H1N1
MERS-CoV
H7N9
H10N8
SARS-CoV-2
1980 1985 1990 1995 2000 2005 2010 2015 2019
Year of First Report of Human Infection

Discovered before 1980

Select viruses:

- Yellow fever (1901)
- Rubella (1941)
- Dengue (1943)
- PIV3 (1950s)
- Chikungunya (1952)
- Zika (1952)
- VZV (1954)
- RSV (1956)
- CMV (1956-1957)
- EBV (1964)
- Hepatitis B (1965)
- Marburg (1967)
- Lassa (1969)
- Ebola (1976)

Sources: Institute of Medicine (US) Forum on Microbial Threats (2009); Medscape Medical News (2008); Lederburg, J. *Emerging Infectious Diseases from the Global to the Local Perspective: A Summary of a Workshop of the Forum on Emerging Infections* (2001); National Institute of Health (US) Biological Sciences Curriculum Study (2007); Holshue, M. *et al NEJM* (2020); Bush, L. *Emerging...and Re-emerging Infectious Diseases* (2015); Gibbs, A.J. *Virology* (2009); CDC Zika Overview; CDC Ebola About; Plotkin, S.A. *Clinical Infectious Diseases* (2006); Woolhouse, M. *et al. Phil Trans R Soc* (2012); WHO H7N9 China Update (2018); Tapparel, C. *et al. Virology* (2013); Hepatitis B Foundation History Page; Ho, M. *Med Microbiol Immunol.* (2008); Nature. Dengue Viruses Page; Brauberger, K. *et al. Viruses* (2012); FDA approved vaccine list; CDC RSV Overview; Hendrickson, K.J. *Clinical Microbiology Reviews* (2003); Andersson, J. *Herpes* (2000); WHO Chikungunya Overview; CDC Varicella Overview; Xu, Y. *et al. Infect Genet Evol.* (2015); CDC Lassa Fever Overview

PLACCINE Platform: Powering the Next Generation of Vaccines

By addressing the shortcomings of current nucleic acid, viral vector and protein subunit vaccines


Antigen DNA 1
Antigen DNA 2
Optional Immune modifier DNA
Transcription elements & backbone sequence
Multicistronic pDNA Expression Vector
Synthetic Delivery Systems
Nanoparticles Complexes
Administration
Intradermal
Intramuscular
Intranasal

- **Durability of Protection** — Durable antigen expression induces robust immunological response
- **Breadth of Protection** — Multicistronic vectors increase the breadth of immune response and allows for combination vaccines
- **Transmission Advantage** — Strong T-cell activity. Option for co-expression of potent immune modifiers increases the immune response and lowers the risk of viral shedding
- **Safe and Convenient** — Synthetic delivery systems present no risk of genotoxicity - no virus, or cytotoxicity - no device. Convenient handling for pandemic control.
- **Flexible Manufacturing** — Truly versatile platform enables rapid response to changing pathogens. Stability and long shelf-life at normal refrigerator temperatures simplifies handling and distribution.

Bivalent PLACCINE Vaccine Produces Stronger Neutralizing Immune Response than mRNA Benchmark

Multicistronic vector: **pVac-17**

- Spike antigen: **D614G, Delta**
- Formulation: **PLACCINE**
- 125 µg DNA
- IgG & nAB titer (day 35)



IgG Titer
Endpoint Titer
PBS
pVac-17
mRNA benchmark
D614G-Delta
D614
Variant Antigen
Neutralizing Antibody Titer
(pseudovirus competition assay)
D614G Variant
IC50 Titer
pVac-17
mRNA Benchmark
D614G-Delta
Wuhan
Variant Antigen
Delta Variant
IC50 Titer
pVac-17
mRNA benchmark
D614G-Delta
Wuhan
Variant Antigen

Over 90% Protection From Live Viral Challenge

Activity of PLACCINE-SARS-CoV-2 Vaccines in hACE2:K18 SARS-CoV-2 Model

- pVac-15- D614G
- pVac-16- Delta
- pVac-17- D614G - Delta
- Formulation: PLACCINE
- Dose- 125 µg DNA



Intranasal challenge
day 0
Prime
day 14
RO Boost
bleed
RO
bleed
0
13 14
35
42
49

TCID50 Tissue Culture Infection Dose



D614G Challenge (2.5 x 10⁵))
TCID50/gm of lung
10⁷
10⁶
10⁵
10⁴
10³
LOD
Placebo
pVac15
pVac17



Delta Challenge (7 x 10⁴)
TCID50/gm of lung
10⁷
10⁶
10⁵
10⁴
10³
LOD
Placebo
pVac16
pVac17

Monovalent PLACCINE Vaccine is Immunogenic in Cynomolgus Monkeys

PLACCINE Subjects Showed IgG and neutralizing Antibody Response

- Single antigen vector — **pVac-15 (D614G)** in PLACCINE
- Comparator mRNA — **Commercial mRNA Vaccine** (LNP)
- Dosing schedule — Day 1, 28, 84
- IgG titer — Day 105 (21 days after 3rd dose)



IgG Titer
10⁶
10⁵
10⁴
10³
10²
10¹
Day 0
Day 105
mRNA
pVac-15
Placebo
100 µg
1 mg
5 mg*



Titer IC50
5
4
3
2
1
Day 56
Day 105
mRNA
pVac-15
Placebo
100 µg
1 mg
5 mg*

*3rd dose for this group was changed to pVac-16 at 2 mg dose

Viral Clearance by PLACCINE is Comparable to mRNA Vaccine

Clearance efficiency comparable to mRNA vaccine by PCR assay : >99% clearance



Bronchoalveolar Lavage
viral copies/ml
Placebo
100ug
mRNA
5mg *
PLACCINE
pVac-15
Viral copies/ml
Placebo
100ug
mRNA
5mg *
PLACCINE
pVac-15



Nasal Swab
Viral copies/ml
Placebo
100ug
mRNA
5mg *
PLACCINE
pVac-15
viral copies/ml
Placebo
100ug
mRNA
5mg *
PLACCINE
pVac-15

Day 2

Day 4

*3rd dose 1 mg pVac-16

|

pDNA Yields More Durable Antigen Expression than the Protein or modified mRNA



VEGFA protein (ng/ml)
modRNA
DNA
Protein
0
1
2
3
4
0
24
48
72
96
120
144
Time (h)

Chien KR Cold Spring Harb Perspect Med 2015;5:a014035



Average Radiance [p/s/cm²/sr]
10⁸
10⁷
10⁶
10⁵
10⁴
10³
10²
Day 1
Day 3
Day 7
Day 14
Day 21
Day 28
Day 35
Day 42
Day 56
Day 85
PLACCINE Formulation
PBS
pVac-Luc

Durable Neutralizing Antibody Response to PLACCINE-SARS-CoV-2 Vaccines

Evidence of Durability For 8 Months (Ongoing Study)

- Vectors: **pVac-16** (Delta), **pVac-17** (D614G -Delta)
- 125 µg DNA
- IgG titer (2, 3, 5 months)

nAB Assessment by a Delta Pseudo Lentivirus Assay



IC50 Titer
4
3
2
1
0
**
pVac16
pVac17
mRNA2P
1 Month
2 Months
3 Months
5 Months
6 Months
8 Months

PLACCINE is Stable at 4°C for Six Months or Longer

Vector: pVac-17 (D614G-Delta)
Formulation: PLACCINE



PLACCINE
4°C Storage
Months
1 3 6 9 12
Immunogenicity Studies in Mice



Endpoint Titer
10⁵
10⁴
10³
10²
Fresh
4° C
1m
3m
6m

GEN-1 IL-12

IMMUNO-ONCOLOGY PROGRAM



IL-12: A Powerful Immune-Modulating Agent

Interleukin-12 Can Induce Anti-cancer Immunity Through Multiple Mechanisms



Activation/Proliferation

Stimulates the proliferation of CD-8 positive T-cells and natural killer (NK) cells and their cytotoxic activity against the tumor

Maturation/Proliferation

Shifts the differentiation of naive CD-4 positive T-cells toward a TH-1 phenotype, further enhancing the immune response – Turns "cold" tumors into "hot" tumors

Anti-Angiogenesis

Promotes cellular production of the potent immune mediator IFN-γ and TNF-α. IFN-γ promotes the expression of anti-angiogenic molecules, halting the growth of new blood vessels that supply oxygen to the tumor

Inhibition of Immune Suppression

IL-12 inhibits regulatory T-cells that suppress immune responses by "hiding" the tumor from the body's immune system

|

First Target: Ovarian Cancer

Epithelial ovarian cancer (EOC) is insidious and usually diagnosed late at an advanced stage. Though EOC initially responds to treatment, the recurrence rate is high. Recent treatments delay progression but overall survival has not improved. Hence there is a need for effective therapy for patients with EOC.

20,000 cases
diagnosed each year in U.S.
13,000 deaths

Standard of care has remained
stagnant for decades

80%
diagnosed in late stage (III/IV)

50%
will die within 5 years of diagnosis

225,000
cases per year Globally
> 100,000
Patients in the U.S. alone

5th
leading cause of cancer mortality in women

GEN-1 has the potential to revolutionize today's standard of care

Sources: Cancer Statistics, American Cancer Society; Globocan; SEER database. CDC

Survival Benefit of GEN-1 in an ID-8 Mouse Ovarian Cancer Model

Dose dependent effects of intraperitoneal mGEN-1:

- Reduction in tumor ascites
- Reduction in tumor weight
- Improvement in survival



0 10 50 250 No implant

mGEN-1 Dose (μg/treatment)



Median Survival
Day After Tumor Implant
85
80
75
70
65
60
55
50
45
40
Control
Paclitaxel/Carboplatin
mGEN-1
mGEN-1 + Paclitaxel/Carboplatin

GEN-1 Targets the Micro-Environment of Ovarian Cancer

Local production of safe and durable levels of a powerful anti-cancer immune agent, IL-12


GEN-1

Local Expression of IL-12 Favors Immune Modulation in Tumor Microenvironment

- Intracavity infusion of GEN-1 has demonstrated durable and local expression of IL-12 in the peritoneum
- No supraphysiological increases in IL-12 commonly associated with the bolus rIL-12 minimizes excessive systemic exposure of IL-12, thereby giving a favorable safety profile to GEN-1

As an Immuno-oncology Agent, GEN-1 has the potential to play a key role in new combination strategies



Diagnosis: Stages II to IV
Debulking surgery
NACT in frail patients w/extensive disease
Interval Debulking Surgery (IDS)
GEN-1
Induction therapy (1L)
Platinum-Taxanes chemotherapy +/- bevacizumab, +/- PARPi
Platinum sensitive
Platinum resistant
BRCA + or HRD +
BRCA - and HRD -
Bevacizumab +PARPi
Bevacizumab
PARPi
Immune Checkpoint Inhibitors
GEN-1
Maintenance (2L to 4L)
Salvage therapy (>4L)
Best Care – Secondary CRS - Systemic therapy
OS < 6 months

Sources: NCCN Clinical Practice guidelines – Ovarian Cancer, Version 2.2020. JNCCN.org, Vol.19 Issue 2, Feb. 2021
Annals of Oncology doi:10.1093/mdz104

GEN-1 OVATION 2 Ovarian Cancer Study

To Determine Efficacy and Biological Activity With NAC in Stage III/IV Patients


Newly Diagnosed Ovarian Cancer Tissue Collection
1 : 1 Randomization Added Control Arm to OVATION 2
Neoadjuvant Chemotherapy (NACT) + 8 weekly cycles of GEN-1
Interval Debulking Surgery Tissue Collection
Adjuvant Chemotherapy (Maintenance Therapy) + 9 weekly cycles of GEN-1

Ovarian Cancer Patients (FIGO IIIC & IV)

- 110 patients. **Enrollment completed**
- 50% of expected primary endpoint data collected
- ITT population contains mix group of BRCA +/- subjects (BRCA + have much longer time to PFS due to PARPi)

Primary Endpoint

- Progression Free Survival (PFS). After 80 PFS events or at least 16 months, whichever is longer

Secondary Endpoints

- Clinical Response (ORR), Pathological Response, Surgical Resection Scores (R0, R1, R2), Biological Response, Safety

Interim OVATION 2 Data suggest that GEN-1 is Safe and Active

ITT population: PFS benefit likely confounded by PARPi positive impact (50% of events)

ITT population	NACT ONLY	NACT + GEN-1
Interval Debulking Surgery (n=70) R0 Resection Rate	56%	68%
Median Time to Progression (mos.) 50% of events	12.8	15.0
Chemotherapy Response Score of CRS3	17%	31%

- HR 0.91 (95% CL, 0.49-1.70) *P*=0.767

Celsion Study 201-17-201: Analysis of Progression Free Survival Time (Cutoff Date: 06SEP2022)
Kaplan-Meier Survival Plot and Log-rank Test
All subjects are included



+ Censored
Logrank p=0.7666
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
NACT 51 31 16 9 3 2 1
NACT+Gen-1 56 28 20 8 7 2 1
0 5 10 15 20 25 30
Progression Free Survival (months)

	Subjects	Event	Censord	Median Survival	95%	CL
NACT	51	21	30	12.84	8.41	19.38
NACT + GEN-1	56	20	36	14.91	10.51	22.08

Interim OVATION 2 Data Indicates Subjects on GEN-1 who are BRCA-/HRP May Have Improved PFS

Sub-population of patients with the greatest medical need

Targeted Therapy Approach

HRP (homologous recombination proficient with no BRCA 1/2 mutations)

- Early data suggests 3-month improvement in this identified subgroup of interest
- About **45% of ovarian cancer patients** are not getting a clinical benefit from PARP inhibitors
- HR 0.79 (95% CI, 0.35-1.77) *P*=0.563

Celsion Study 201-17-201: Analysis of Progression Free Survival Time (Cutoff Date: 06SEP2022)
Kaplan-Meier Survival Plot and Log-rank Test for BRAC "Negative" Subjects
Only Subjects with known BRAC status are included


+ Censored
Logrank p=0.5621
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
NACT
NACT+Gen-1
21 16 8 3 2 2 1
23 16 13 6 5 2 1
0
5
10
15
20
25
30
Progression Free Survival (months)

	Subjects	Event	Censored	Median Survival	95%	CL
NACT	21	13	8	11.63	6.899	
NACT + GEN-1	23	12	11	14.91	10.05	27.66

HR 0.79 (95% CI, 0.35-1.77) *P*=0.56

Synergistic Antiangiogenic Effect of GEN-1 with Avastin in Ovarian Cancer

SKOV-3 Ovarian Cancer in Nude Mice



Tumor Weight (mg)
0
10
20
30
40
50
60
70
80
90
Control
mGEN-1
Avastin (low/med/high)
mGEN-1 + Avastin (low/med/high)
Dose →
L
M
H
L
M
H

Key Rationale for Combination of GEN-1 with Avastin®

- Synergistic efficacy potential of VEGF level reduction by Avastin and VEGF production inhibition by GEN-1
- Efficacy improvement of low dose Avastin by GEN-1 combination improves its therapeutic index and cost

|

New Phase 2 Study in Combination with bevacizumab

Avastin (BEV) + GEN-1 Study Design in Advanced Epithelial Ovarian Cancer. Accepted by the FDA.



N=50 from 4 sites
Neoadjuvant Chemotherapy NACT
R
1:1
IDS
SLL
Maintenance
Pac/Carbo x 4-6
BEV x 2
Pac/Carbo x 3
BEV x 2
BEV
PARPi (HRD only)
Pac/Carbo x 4-6
BEV x 2
GEN-1 x 10-16
Pac/Carbo x 3
BEV x 2
GEN-1 x 9
BEV
GEN-1 (HRP only)

Primary Endpoint = Second Look Laparotomy (SLL)

Secondary = Progression-Free Survival (PFS)

Interval Debulking Surgery (IDS)

Summary of Development Programs

GEN-1 offers a novel way to harness the powerful immunological properties of IL-12: the "Master Switch" to the body's immune system.

- Five completed ovarian cancer trials demonstrate **biologic and clinical activity**
- Safety and activity signals in Phase I; Mechanism of action confirmed
- **OVATION 2 offers new hope for ovarian cancer patients.** Interim data are promising, with potential of a targeted therapy approach in BRCA negative sub-group
- One new phase 2 trial will explore **combination strategy with VEGF inhibitors**

PLACCINE SARS-CoV-2 Proof Concept has demonstrated that our multicistronic formulated plasmid DNA platform can produce a robust immune response.

- **Evidence of IgG, neutralizing antibody and T-cell responses and protection against live virus challenge**
- Activity demonstrated with both single & bicistronic vectors
- **Immune quality is comparable to commercial mRNA vaccine benchmark**
- Evidence of **8-month durability** (ongoing study)
- Evidence of **6-month stability at 4°C** (ongoing study)
- Non-Human Primate study in progress

Milestones & Financials



Upcoming Key Milestones: Robust Flow of Value Creating Activities

2H 2022	1H 2023	2H 2023	1H 2024
GEN-1 OVATION 2 ORR & Surgical Data	Initiation of GEN-1 P2 Combo trial with bevacizumab	GEN-1 OVATION 2 Interim Data	GEN-1 OVATION 2 Topline Results
NHP SARS-Cov2 Data	PLACCINE SARS-Cov2 Booster IND	PL-X Pre-clinical Challenge Data	Interim results GEN-1 P2 Combo trial with bevacizumab
PLACCINE Next Pathogen Target		PL-Z POC Data	PL-X IND filing

Strong Balance Sheet Supports Upcoming Milestones

Cash Runway into 2025

Cash + Investments @ 9/30/2022	$43.4 million
Projected NOL sales – 2022-2024	+ $3.5 million
Total	**$46.9 million**
Estimated cash usage/quarter (2022)	**~$5 million**
Cash Runway at current spending	**Into 2025**

Common shares outstanding @ 9/30/2022	7.1 million
+ Stock Options	0.9 million
+ Warrants	0.2 million
Fully diluted shares outstanding	**8.2 million**
Market Capitalization	**$12 million**
Avg Daily Trading Volume	**~ 50,000**

Corporate Information



Headquarters
Princeton, NJ


HUDSONALPHA INSTITUTE

Research Facility
Huntsville, AL

IMUNON
997 Lenox Drive, Suite 100
Lawrenceville, NJ 08648

P 609-896-9100
F 609-896-2200

www.imunon.com
Nasdaq: IMNN